UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 23, 1997 (July 1, 1997)




                     ENVIRONMENTAL REMEDIATION HOLDING CORP.
             (Exact name of registrant as specified in its charter)





         Colorado                         333-21567              88-0218499
(State or other jurisdiction             (Commission           (IRS Employer
     of incorporation)                   file number)        Identification No.)




                         420 Jericho Parkway, Suite 321
                                Jericho, NY 11753
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (516) 433-4730

Item 5. Other Events

$5,000,000.00 Performance Bond issued by Galaxy International Indemnity, A.V.V. to the Government of the Peoples Democratic Republic of Sao Tome & Principe on behalf of Environmental Remediation Holding Corp.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Environmental Remediation Holding Corp.
                                                     (Registrant)



Dated: July 22, 1997


                                            By: /s/ Noreen G. Wilson
                                                Noreen G. Wilson
                                                Vice President